Exhibit 99.1

Taylor capital Group, Inc. Second Quarter 2012 Financial Results

SECOND QUARTER 2012 FINANCIAL RESULTS Forward-Looking Statements This presentation includes forward-looking statements that reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including “may,” “might”, “contemplate”, “plan’1, “prudent”, “potential”, “should”, “will,” “expect,” “anticipate,” “believe,” “intend,” “could” and “estimate” and similar expressions. These forward-looking statements are based on information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities in 2012 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These risks, uncertainties and other factors include, without limitation: Our business may be adversely affected by the highly regulated environment in which we operate. Competition from financial institutions and other financial services providers may adversely affect our growth and profitability. Our business is subject to the conditions of the local economy in which we operate and continued weakness in the local economy and the real estate markets may adversely affect us. Our business is subject to domestic and to a lesser extent, international economic conditions and other factors, many of which are beyond our control and could adversely affect our business. The preparation of our consolidated financial statements requires us to make estimates and judgments, which are subject to an inherent degree of uncertainty and which may differ from actual results. Our allowance for loan losses may prove to be insufficient to absorb losses in our ban portfolio. Our mortgage loan repurchase reserve for losses could be insufficient. We are subject to interest rate risk, including interest rate fluctuations that could reduce our profitability. Certain hedging strategies that we use to manage investment in mortgage servicing rights may be ineffective to offset any adverse changes in the fair value of these assets due to changes in interest rates and market liquidity. Our residential mortgage lending profitability could be significantly reduced if we are not able to originate and resell a high volume of mortgage loans. We have counterparty risk and therefore we maybe adversely affected by the soundness of other financial institutions. We are subject to certain operational risks, including, but not limited to, data processing system failures and errors and customer or employee fraud. The Company’s controls and procedures may fail or be circumvented. The Company is dependent upon outside third parties for processing and handling of Company records and data. System failure or breaches of our network security, including with respect to our internet banking activities, could subject us to increased operating costs as well as litigation and other liabilities. We are subject to lending concentration risks. We may not be able to access sufficient and cost-effective sources of liquidity. We are subject to liquidity risk, including unanticipated deposit volatility. The recent repeal of federal prohibitions on payment of interest on business demand deposits could increase the Company’s interest expense. Changes in our credit ratings could increase our financing costs or make it more difficult for us to obtain funding or capital on commercially acceptable terms. The Company is a bank holding company and its sources of funds are limited. Our business strategy is dependent on our continued ability to attract, develop and retain highly qualified and experienced personnel in senior management and customer relationship positions. Our reputation could be damaged by negative publicity. New lines of business or new products and services may subject us to certain additional risks. We may experience difficulties in managing our future growth. The Company and its subsidiaries are subject to changes in federal and state tax laws and changes in interpretation ofexisting laws. Our participation in the TARP Capital Purchase Program may place significant restrictions on our operations. Regulatory requirements, growth plans or operating results may require us to raise additional capital, which may not be available on favorable terms or at all. We have not paid a dividend on our common stock since the second quarter of 2008. In addition, regulatory restrictions and liquidity constraints at the holding company level could impair our ability to make distributions on our outstanding securities. For further information about these and other risks, uncertainties and factors, please review the disclosure included in the section captioned “Risk Factors” in our December 31, 2011 Annual Report on Form 10-K filed with the SEC on March 9, 2012 as updated by our Quarterly Reports on form 10-Q, current reports on Form 8-K and other fillings with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements or risk factors, whether as a result of new information, future events, changed circumstances or any other reason after the date of this press release.

SECOND QUARTER 2012 FINANCIAL RESULTS Agenda Mark Hoppe, President and Chief Executive Officer Executive comments and opening remarks Randy Conte, Chief Financial Officer and Chief Operating Officer Second Quarter 2012 Highlights; Results of Operations Questions & Answers

Second Quarter 2012 Highlights

SECOND QUARTER 2012 HIGHLIGHTS $14.2 million of Net Income, a 50% increase over 1Q12 4th consecutive quarter of Company pre-tax, pre-provision operating earnings in excess of $20+ million 6th consecutive quarter of net income at the Bank Capital ratios continue strong upward momentum Disciplined approach to asset quality continued to be reflected in results 8th consecutive quarter of declining commercial criticized and classified loans $0.9 million of credit costs, an 88.5% reduction over 1Q12 20.7% reduction in nonperforming loans compared to 1Q12 Reserve coverage increased to 117.39% of nonperforming loans Diversified business model driving a record $65.2 million of revenue $84.5 million growth in Net Loans compared to 1Q12 Continued focus on lowering cost of liabilities, down 11 bps compared to 1Q12 Mortgage banking revenue increased 31.3% compared to 1Q12

SECOND QUARTER 2012 HIGHLIGHTS Leveraging Company’s strengths and successfully executing diversification strategy Continued to diversify mortgage model Increased Mortgage Servicing Book to $4.02 billion from $2.38 billion in 1Q12 Opened 7 new retail offices and now have physical presence in 9 states, with ability to originate mortgages in 32 states and DC Cole Taylor Business Capital continued its streak of strong growth over the last 10 quarters - Added $32 million of loans, an annualized growth rate of 24.9% Announced the expansion of the Bank’s commercial lending activities to southeast Wisconsin and hired local talent Hired highly experienced team to lead Cole Taylor Equipment Finance, announced July 13, 2012

SECOND QUARTER 2012 HIGHLIGHTS The continued success of the Company has resulted in stronger capital ratios 9.41 % Leverage Ratio, an increase of 33 bps above 1Q12 and 163 bps above 2Q11 12.59% Tier 1 Risk Based Capital ratio, an increase of 64 bps above 1Q12 and 269 bps above 2Q11 16.03% Total Risk Based Capital ratio, an increase of 57 bps above 1Q12 and 223 bps above 2Q11

Second Quarter 2012 Results of Operations

Sixth consecutive quarter of Bank profitability, fourth of consolidated profitability

Experienced banking professionals have identified and capitalized on opportunities in the market

Income before taxes, in millions

$28.0

$23.0

$18.0

$13.0

$8.0

$3.0

($2.0)

$13.8 $13.2 $23.8 $21.8 $24.0 $27.2 $25.1 $24.2

$3.1

$0.3

$1.7

($1.0)

$12.9

$9.8

$12.0

$9.8

$12.0

$9.0

$18.8

$15.8

$26.0

$21.0

$16.0

$11.0

$6.0

$1.0

($4.0)

Pre-tax, pre-provision operating earnings (in millions)

1Q11

2Q11

3Q11

4Q11

1Q12

2Q12

Cole Taylor Bank Taylor Capital Group, Inc.

Pre-tax, pre-provision operating earnings

9 TaylorCapitalGroup

RESULTS OF OPERATIONS Our drive to improve asset quality continues to be evidenced in our results Commercial criticized and classified loans down 13% from 1Q12 and down 46% since 2Q11 Nonperforming assets down 18% from 1Q12 and 38% since 2Q11 $928,000 of credit costs is a reflection of the Bank’s successful asset quality management Increased reserve coverage at 117.39% of nonperforming loans as a result of loan workouts outpacing new problem loans

RESULTS OF OPERATIONS Asset quality continued to reflect positive trends improvements 7.00% - 140.00% 117.39% 6.00% - ^ 120.00% 100.66%.00% 8 2.00% - El 40.00% 1 1.00% - 20.00% [6.20% ^.66o/o1 [5-16% [3.31% P ^ 0% [2.16% [3.98%] £3.60% [4.39%] ^3.54%] i2.92% 12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011 6/30/2012 ^P Nonperforming Assets / Total Assets ^P Nonperforming Loans / Total Loans Allowance / Total Loans (excluding Held for Sale)

RESULTS OF OPERATIONS Revenue diversification of business model has resulted in less reliance on Net Interest Income $60 -i 240 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 ^^ Net Interest Income (Nil) Noninterest Income Excluding Gain on sales of investment securities and impairment of

RESULTS OF OPERATIONS Net Interest Margin down 6 bps from 1Q12; primarily a result of lower commercial loan fees NET INTEREST MARGIN (tax equivalent) 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 *Adjustment reflects tax exempt interest income on an

MORTGAGE BANKING Cole Taylor Mortgage (CTM) executing growth strategy; driving growth in net income of 55% over 1 01 P Mortgage Banking revenue grew to $26.8 million in 2Q12 a 34% Loan Origination Income $7.7 $16.3 $20.5 increase over 1Q12 M c .. n Net Servicing Revenue 1.3 1.3 2.6 Net Income of $7.8 million in portfoiio/HFs Revenue* 2.0 2.5 3.8 2Q12, a 55% increase over 1Q12 TotalRevenue - Improved margin on loan sales to Provision for Loan Losses o.i o.i o.i Secondary market Non Interest Expense 8.4 11.5 15.6 69% Growth in Mortgage Servicing preiaxincome o.s 8.4 11.1 Income Taxes 1.0 3.4 3.3 - 18% Growth in Mortgage Portfolio Net Income ($0.2) $5.0 $7.8 Held for Investment -,0/ ~ r\ Origination Volume $782 $895 $960 - 7/0 Growth in Mortgage Originations Mortgage Servicing Book ($ Bin) $1.02 $2.38 $4.02 Mortgages Held for Investment $170 $221 $261 *lncludes all Net Interest Income

MORTGAGE BANKING CTM’s strategy is to build balanced production channels enabling sustainable production Mortgage originations grew to $960 million in 2Q12, compared to $895 million and $782 million, respectively in 1Q12 and 4Q11 Originations on home purchases represented 35% of total volume in 2Q12 compared to 21% in 1Q12 Low interest rates and refinance volume enhancing growth As of June 30, 2012, CTM had a strong mortgage pipeline of $911 million Added mortgage retail offices Added 7 Mortgages offices, that were formed part of Amera Mortgage Also Opened office in Woodstock, GA, resulting in 22 total Branches Loan production continues to show strong quality characteristics; 2Q12 statistics were: 73.9% Average Loan To Value (LTV) 758 Average FICO

MORTGAGE BANKING

Growth in CTM’s mortgage servicing book has resulted in revenue diversification for the Bank

Grew servicing book to $4.02 billion

Retained and acquired

MSR asset at the end of 2Q12 is $35 million

Weighted average coupon on servicing reflects a concentration of recent originations

60+ day delinquency rate of 0.02%

Size of servicing book-notional MSR Asset Growth

In Billions $4 $3 $2 $1 $0 12/31/11 3/31/12 6/30/12 1.02 2.38 4.02

In Millions $40 $30 $20 $10 $0 12/31/11 3/31/12 6/30/12 8.7 22.4 34.8

Weighted Average Coupon (%) 6.00% 4.00% 2.00% 0.00% 12/31/11 3/31/12 6/30/12 4.19% 4.08% 4.01%

Delinquency rate 1.00% 0.80% 0.60% 0.40% 0.20% 0.00% 4Q11 1Q12 2Q12 0.21% 0.01% 0.02%

16

TylorCapitalGroup

RESULTS OF OPERATIONS Cole Taylor Mortgage continues geographic expansion in both wholesale and retail lending Currently operating in 32 states and the District of Columbia with retail branches in 9 states States with license to originate mortgage loans

RESULTS OF OPERATIONS The Bank is showing positive growth in all areas of the balance sheet from 1Q12 C&l Loans increased $45.0 million Commercial Real Estate (CRE) Loans grew $12.4 million Construction and Land Development Loans declined by $14.6 million Consumer-oriented Loans grew by $35.2 million Total Deposits, excluding CD’s, Time and Brokered Deposits grew by $236.6 million

RESULTS OF OPERATIONS

The trend of the commercial loan portfolio

continued to head in the intended direction

TOTAL COMMERCIAL LOANS by category

In Billions

$3.00

$2.50

$2.00

$1.50

$1.00

$0.50

$0.00

2.80

1.60

1.20

12/31/09

2.79

1.72

1.06

6/30/10

2.68

1.76

0.92

12/31/10

2.65

1.81

0.84

6/30/11

2.63

1.87

0.76

12/31/11

2.56

1.86

0.70

03/31/12

2.60

1.91

0.69

6/30/2012

Total Comm’l

C&I and CRE owner occupied*

Other CRE**

*C&I Loans, including Commercial Real Estate Owner Occupied **Real Estate Loans,including Non-owner Occupied and Construction and Land Total Commercial Loans 19 TaylorCapitalgroup

RESULTS OF OPERATIONS Favorable shift in deposit mix and reduction in higher-cost borrowings favorably affecting Bank’s Core Deposits as a Percentage of Total Ending Deposits 6/30/11 3/31/12 6/30/12 f Core Deposits* Additional focus to reduce high cost Yield on Interest Bearing Liabilities longer term borrowings 2.00% - 1.70% 1.50% - The yield on Interest Bearing Liabilities I has been reduced by 59 bps since 100% “2Q11 0.50% - 0.00% \ 2Q11 1Q12 2Q12 Core deposits include noninterest bearing deposits, NOW accounts, savings accounts and non-broband money market accounts.

RESULTS OF OPERATIONS

Continued momentum in Cole Taylor Business Capital (CTBC)

CTBC offices in 12 states with loans originated in 34 states and Canada

Opened 2 offices since Jan 2012

1.	Seattle, WA (1Q12)

2. Cincinnati, OH (2Q12)

Loans outstanding increased to $551.0 million, a 24.9% annualized growth rate compared to 1Q12

Line utilization rates were 60.4% in 2Q12

Loans Outstanding

$600 $500 $400 $300 $200 $100 $0 12/31/09 6/30/10 12/31/10 6/30/11 12/31/11 3/31/12 6/30/12

TaylorCapitalGroup

21

RESULTS OF OPERATIONS

Cole Taylor Business Capital (CTBC) currently operates nationally through offices in12 states

CTBC has originated loans in 34 states

State in which CTBC has done business

Regional office location

22

RESULTS OF OPERATIONS As a result of another quarter of strong earnings, capital ratios continue to demonstrate the Company’s strength CAPITAL RATIO TRENDS 16.00% J P 14.72% 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 6/30/12 ^P Leverage Ratio ^ Tier 1 Risk Based Capital Ratio 23

SUMMARY Taylor Capital is RESULTS driven The continued solid performance reflected in the 2Q12 results demonstrates the successful execution of the Bank’s strategy 6th consecutive quarter of net income at the Bank, 4th for the Company Strength in Asset quality Provision for loan losses - Down Nonperforming loans as a percentage of loans - Down Commercial criticized and classified loans - Down Allowance Coverage of nonperforming loans - Up 12% annualized Net Loan growth Core Deposit growth of $236.6 million Revenue grew by 10.7% compared to 1Q12 Mortgage diversification strategy is being executed Capital Ratios back above pre-crisis levels 24

SUMMARY Non-GAAP Measure of Pre-tax, Pre-provision Operating Earnings The Company’s accounting and reporting policies conform to U.S. generally accepted accounting principles (“GAAP”) and general practice within the banking industry. Management uses certain non-GAAP financial measures to evaluate the Company’s financial performance, including the non-GAAP measure of pre-tax, pre-provision operating earnings. For the non-GAAP financial measure of pre-tax, pre-provision operating earnings, the provision of loan losses, nonperforming asset expense and certain non-recurring items, such as gains and losses on sales of investment securities, are excluded from the determination of operating results. Management believes that these measures are useful because they provide a more comparable basis for evaluating financial performance from core operations period to period. A schedule reconciling earnings in accordance with GAAP to the non-GAAP measurement of pre-tax, pre-provision operating earnings is provided below. Income (loss) before income taxes $ (1,038) $ 9,758 $ 9,003 $ 15,830 $ 24,181 Add back (subtract): Credit costs: Provision for loan losses 11,822 16,240 10,955 7,350 100 Nonperforming asset expense 2,013 (1,648) 1,622 694 828 Credit costs subtotal 13,835 14,592 12,577 8,044 928 Other: Gain on sales of investment securities (4,938) (6) (956) (3,020) Derivative termination fees 896 Early extinguishment of debt 3,444 1,001 2,987 Impairment of investment securities 381 190 125 Other subtotal 381 (598) 184 170 (33) Pre-tax, pre-provision operating earnings $ 13,178 $ 23,752 $ 21,764 $ 24,044 $ 25,076

SUMMARY Non-GAAP Measure of Revenue The Company’s accounting and reporting policies conform to U.S. generally accepted accounting principles (“GAAP”) and general practice within the banking industry. Management uses certain non-GAAP financial measures to evaluate the Company’s financial performance, including the non-GAAP measure of revenue. The non-GAAP measure of revenue is calculated as the sum of net interest income and noninterest income less certain non-recurring items, such as gains and losses on sales of investment securities. Management believes that these measures are useful because they provide a more comparable basis for evaluating financial performance from core operations period to period. A schedule reconciling earnings in accordance with GAAP to the non-GAAP measurement of revenue is provided below. Noninterest income 6,387 19,432 16,538 23,946 31,889 Add back (subtract): Gain on sales of investment securities (4,938) (6) (956) (3,020) Derivative termination fees 896 Impairment on investment securities 381 190 125